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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of report: MARCH 22, 2005
                        (Date of earliest event reported)

                                IDEX CORPORATION
             (Exact name of registrant as specified in its charter)

     DELAWARE                      1-10235                       36-3555336
    (State of             (Commission File Number)             (IRS Employer
  Incorporation)                                            Identification No.)

                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)

                                 (847) 498-7070
             (Registrant's telephone number, including area code)

            Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 - Entry into a Material Definitive Agreement

Amendment to Employment Agreement

      Effective March 22, 2005, IDEX Corporation (the "Company") and Lawrence D. Kingsley entered into an amendment to Mr. Kingsley's employment agreement dated July 21, 2004 (filed as Exhibit 10.1 to the Company's Quarterly Report filed on Form 10-Q for the period ending September 30, 2004) pursuant to which Mr. Kingsley will be employed as the Company's President and Chief Executive Officer. Mr. Kingsley's annual base salary was increased to $600,000 and a bonus potential under the Executive Incentive Bonus Plan or any successor plan in the range of 0-260% of his base salary. In addition, in the event his employment is terminated without cause, he will be entitled, in addition to other severance which is payable under the terms of his employment agreement, to severance based on a bonus of 100% of base salary. A copy of the First Amendment to Employment Agreement is attached hereto as Exhibit 10.20(a).

Incentive Award Plan

      On February 2, 2005 the Board of Directors of the Company adopted the IDEX Corporation Incentive Award Plan (the "Plan"), subject to approval of the Company's stockholders. On March 22, 2005 the holders of a majority of the issued and outstanding stock of the Company present in person or by proxy and entitled to vote thereon approved adoption of the Plan. A copy of the Plan was filed as Appendix A to the Proxy Statement, dated February 25, 2005 and filed with the Securities and Exchange Commission on February 28, 2005, and is incorporated herein by reference.

Option and Restricted Stock Grants

      On March 22, 2005, upon approval of the Plan by its stockholders, the Company awarded nonqualified stock options with an exercise price of $40.35, the closing price of the Company's common stock on the immediately preceding trading day, which is the fair market value of the Company's common stock as determined under the terms of the Plan, to the following executive officers and in the following amounts:

                                              Number of Shares of Common
          Officer                              Stock Subject to Option
          -------                             --------------------------
          Lawrence D. Kingsley                          55,060
          Dominic A. Romeo                              12,500
          John L. McMurray                              10,000
          David T. Windmuller                            7,000

      Each of the options vest at a rate of 25% each year on the anniversary of the date of grant and expire on March 22, 2015. However, if the executive's employment terminates by reason of death, disability or retirement (age plus service equals 70, with at least 5 years of service after attaining an age of at least 50) then they will fully vest in their options. Options also fully vest upon a change in control. To the extent then vested and subject to the term of the option, each option may only be exercised for 90 days following the recipient's final day of active employment with the Company, unless such termination is by reason of death, disability or retirement. Upon termination for death, disability or retirement, the option remains exercisable for up to one year. Each option is not transferable except by will or by the laws of descent or distribution. A copy of the form of Stock Option Agreement that the Compensation Committee has approved for award of stock option grants under the Plan is attached hereto as Exhibit 10.23.

      On March 22, 2005, the Company also awarded restricted stock under the Plan to the following executive officers and in the following amounts:

                                                   Number of Shares of
          Officer                                   Restricted Stock
          -------                                  -------------------
          Lawrence D. Kingsley                          17,810
          Dominic A. Romeo                               4,040
          John L. McMurray                               3,240
          David T. Windmuller                            2,260

      The restricted stock is not transferable and is subject to forfeiture in the event the recipient terminates employment for reasons other than death, disability or retirement prior to March 22, 2009. A recipient will be vested in the stock if they terminate

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employment by reason of death, disability or retirement prior to March 22, 2009.
A copy of the form of Restricted Stock Agreement that the Compensation Committee has approved for award of restricted stock under the Plan is attached hereto as
Exhibit 10.24.

      Additionally, on March 22, 2005 the Company also awarded Larry Kingsley a promotional grant of 100,000 shares of restricted stock which are not transferable and are subject to forfeiture if his employment terminates for reasons other than death, disability or retirement prior to vesting. Mr. Kingsley will vest in the shares of restricted stock in 25% increments each March 22 of 2006, 2007, 2008 and 2009, or upon termination of his employment by reason of death, disability or retirement. A copy of Mr. Kingsley's Restricted Stock Agreement is attached hereto as Exhibit 10.25.

Performance Award - 2005

      On March 22, 2005 the Compensation Committee granted Mr. Kingsley a performance award under the terms of the Plan, pursuant to which Mr. Kingsley is eligible to receive a cash bonus based upon attainment of performance goals relating to operating income in 2005. The maximum bonus that Mr. Kingsley may receive under the terms of the performance award is 2% of the Company's operating income (income from operations before extraordinary items, interest and taxes).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

      Effective March 22, 2005, the Company amended its Restated Certificate of Incorporation to increase the number of shares of authorized shares of Common Stock from 75,000,000 to 150,000,000 shares. The Board of Directors and the holders of a majority of the issued and outstanding stock of the Company entitled to vote thereon approved the increase in the authorized shares. A copy of the Certificate of Amendment to Restated Certificate of Incorporation is attached hereto as Exhibit 3.1(b).

Item 9.01 Financial Statements and Exhibits

      (a)   Exhibits

            3.1(b) Amendment to Restated Certificate of Incorporation of IDEX Corporation

            10.20(a) First Amendment to Employment Agreement between IDEX Corporation and Lawrence D. Kingsley, dated March 22, 2005.

            10.22 IDEX Corporation Incentive Award Plan (incorporated by reference to Appendix A of the Proxy Statement of IDEX, dated February 25, 2005, Commission File No.
                         1-10235)

            10.23        Form Stock Option Agreement

            10.24        Form Restricted Stock Agreement

            10.25 Restricted Stock Agreement between IDEX Corporation and Lawrence D. Kingsley, dated March 22, 2005

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 24, 2005

                                  IDEX CORPORATION

                                  By: /s/ Dominic A. Romeo
                                      ------------------------------------------
                                      Dominic A. Romeo
                                      Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                             DESCRIPTION

3.1(b)          Amendment to Restated Certificate of Incorporation of IDEX
                Corporation

10.20(a) First Amendment to Employment Agreement between IDEX Corporation and Lawrence D. Kingsley, dated March 22, 2005

10.22 IDEX Corporation Incentive Award Plan (incorporated by reference to Appendix A of the Proxy Statement of IDEX, dated February 25, 2005, Commission File No. 1-10235)

10.23           Form Stock Option Agreement

10.24           Form Restricted Stock Agreement

10.25           Restricted Stock Agreement between IDEX Corporation and Lawrence
                D. Kingsley, dated March 22, 2005